UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2024

KKR FS Income Trust Select

(Exact name of registrant as specified in its charter)

Delaware	814-01706	92-3617067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania	19112
(Address of principal executive offices)	(Zip Code)

(215) 495-1150

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

On April 1, 2024, KKR FS Income Trust Select (the “Company”) issued and sold 268,336.244 Class S shares (the “Class S Shares”) of the Company’s common shares of beneficial interest (the “Shares”) (with the final number of Class S Shares issued being determined on April 22, 2024) pursuant to subscription agreements entered into with the participating investors for aggregate consideration of $6.73 million.

The offer and sale of the Class S Shares were conducted in connection with the Company’s continuous private offering of Shares (the “Private Offering”) in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder. The Company relied, in part, upon representations from each participating investor in the relevant subscription agreement that such investor is an “accredited investor” as defined in Regulation D under the Securities Act.

Item 8.01	Other Events.

Net Asset Value

The net asset value per share of the Class S Shares as of March 31, 2024, as determined in accordance with the Company’s valuation policy, is $25.08.

As of April 1, 2024, the Company’s aggregate net asset value was approximately $45.2 million.

Status of Offering

The Company is currently conducting the Private Offering on a continuous basis for up to $5.0 billion in Shares. As of the date hereof, the Company has issued an aggregate of 2,069,018.8094 Class S Shares in the Private Offering for total consideration of approximately $51,730,873 million. These figures do not include any Shares sold through the Company’s distribution reinvestment plan (if any). The Company intends to continue selling Shares in the Private Offering on a monthly basis.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2024

KKR FS Income Trust Select

By:	/s/ Stephen S. Sypherd
Name: Stephen S. Sypherd
Title: General Counsel and Secretary